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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 333-16559, 333-67491, 333-48242, 333-69736 and 333-58554 on Form S-8 and Registration Statement No. 333-39101 on Form S-3 of our report dated January 28, 2000, appearing in this Annual Report on Form 10-K of Cymer, Inc. for the year ended December 31, 2001.

                      /s/ DELOITTE & TOUCHE LLP

San Diego, California
March 26, 2002

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INDEPENDENT AUDITORS' CONSENT